ADVANCED SERIES TRUST

AST Small Cap Value Portfolio

Supplement dated November 6, 2019 to the

Currently Effective Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) and should be retained for future reference.  The Portfolio discussed in this supplement may not be available under your variable contract.  For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Wonseok Choi, Lindsey Houghton, Akash Gupta, and Jonathan L. Tse, will replace Dennis S. Ruhl, CFA as portfolio managers for the Portfolio. Phillip D. Hart, CFA will continue to serve as portfolio manager for the Portfolio.

To reflect these changes, the Trust’s Prospectus and SAI are hereby revised as follows:

I.	All references and information pertaining to Dennis S. Ruhl, CFA are hereby deleted.

II.	The table in the section of the Prospectus entitled “Summary: AST Small Cap Value Portfolio - Management of the Portfolio” is hereby revised by adding the following disclosure:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	J.P. Morgan Investment Management, Inc.	Wonseok Choi	Managing Director	November 2019
AST Investment Services, Inc.		Lindsey Houghton	Executive Director	November 2019
		Akash Gupta	Executive Director	November 2019
		Jonathan L. Tse	Executive Director	November 2019

III.	The following is added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED –Portfolio Managers–AST Small Cap Value Portfolio”:

Wonseok Choi, managing director, is the head of quantitative research for the U.S. Behavioral Finance Equity Group. An employee since 2006, he is responsible for conducting quantitative research on proprietary models utilized in portfolio management. Prior to joining the firm, Wonseok worked as a research manager at Arrowstreet Capital, L.P., where he was involved in developing and enhancing the firm's forecasting, risk, and transaction-cost models. Wonseok holds a Ph.D. in economics from Harvard University and a B.A. in economics from Seoul National University.

Lindsey Houghton, executive director, is a portfolio manager in the U.S. Behavioral Finance Small and Mid Cap Equity Group. An employee since 2006, Lindsey was previously a senior analyst on the Bear Stearns quantitative equity team. Lindsey has previous experience as a quantitative analyst at BKF Asset Management, Inc. and as a portfolio manager assistant at ING Investment Management. Lindsey graduated from the University of Delaware with a B.S. in business administration with a concentration in finance.

Akash Gupta, executive director, is an analyst in the U.S. Behavioral Finance Small and Mid Cap Equity Group, and has been a member of the team since 2008. An employee since 2004, Akash previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. Akash holds a B.Tech. in electronics & communication (Gold Medalist) from I.I.T. (Indian Institute of Technology) in Roorkee, India and an M.B.A. in analytical finance from the ISB (Indian School of Business) in Hyderabad, India. He is also a CFA charterholder and a certified Financial Risk Manager (FRM).

Jonathan L. Tse, executive director, is a member of the quantitative research team for the U.S. Equity Behavioral Finance Strategies. He joined the firm in August 2004 as an analyst in the U.S. Equity Behavioral Finance group. Prior to joining the firm, Jonathan worked as a summer intern for UBS and Credit Suisse First Boston in software and database development. Jonathan graduated in May 2004 with a B.S. in computer engineering from Columbia University. Jonathan is a CFA charterholder.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Small Cap Value Portfolio” is hereby revised by adding the following disclosure:

Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
J.P. Morgan Investment Management, Inc.	Wonseok Choi	None	None	None	None
	Lindsey Houghton	1/$529,807	1/$98,744	None	None
	Akash Gupta	None	None	None	None
	Jonathan L. Tse	None	None	None	None

* As of June 30, 2019.

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